Income Taxes	6 Months Ended
Jul. 31, 2025
Income Taxes
Income Taxes

Note 18 - Income Taxes

The effective tax rates (which is the provision for income taxes expressed as a percentage of income before income taxes) were 23.2% and 23.8% for the three and six month periods ended July 31, 2025, respectively, and 28.2% and 26.6% for the same periods in fiscal 2025, respectively. The decrease in the three and six month periods ended July 31, 2025 compared to the same periods in fiscal 2025 was primarily due to a recovery of tax credits in Canada related to current and prior years and the release of an uncertain tax position in the current quarter. The remainder of the difference is due to normal course movements and non-material items.

On July 4, 2025, the government of the United States of America enacted One Big Beautiful Bill Act of 2025 which includes, among other provisions, changes to the US corporate income tax system including the restoration of immediate expensing of qualifying domestic research and development costs and permanent extensions of certain provisions within the Tax Cuts and Jobs Act. The changes in respect of the deductibility of US domestic research and development costs have decreased current tax expense and increased deferred tax expense by $6.0 million, respectively, in the three and six month periods ended July 31, 2025. We are evaluating the future impact of these tax law changes on our financial statements. At this time, these changes are not expected to result in significant variations in the relationship between income tax expense (benefit) and income (loss) before income taxes.